UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 29, 2020

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NBRV	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual General Meeting of Shareholders of Nabriva Therapeutics plc (the “Company”) held on July 29, 2020 (the “2020 Annual General Meeting”), the Company’s shareholders approved the 2020 Share Incentive Plan, as amended (the “2020 Plan”), which had previously been adopted by the Company’s board of directors subject to shareholder approval.

The description of the 2020 Plan contained on pages 37 to 52 of the Company’s Proxy Statement for the 2020 Annual General Meeting of Shareholders, filed with the Securities and Exchange Commission on June 25, 2020, is incorporated herein by reference. A complete copy of the 2020 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual General Meeting, the Company’s shareholders voted on the following proposals:

(1)	The Company’s shareholders elected the following nominees to serve as directors until the 2021 Annual General Meeting of Shareholders.

Name	For	Against	Abstain	Broker Non-Votes
Daniel Burgess	44,383,669	3,801,681	1,090,935	50,417,592
Theodore Schroeder	44,024,364	4,632,671	619,250	50,417,592
Colin Broom, M.D.	44,718,799	3,549,712	1,007,774	50,417,592
Carrie Bourdow	43,681,892	4,388,715	1,205,678	50,417,592
Charles A. Rowland, Jr.	44,230,313	4,076,182	969,790	50,417,592
George H. Talbot, M.D.	44,552,867	3,811,302	912,116	50,417,592
Stephen Webster	44,479,776	3,806,603	989,906	50,417,592

(2)           The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and authorized, in a binding vote, the Company’s board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration.

For	Against	Abstain
94,202,906	3,444,975	2,045,996

(3)           The Company’s 2020 Share Incentive Plan, as amended, was approved.

For	Against	Abstain	Broker Non-Votes
42,682,810	5,492,319	1,101,156	50,417,592

(4)           The Company’s proposal, subject to and conditional upon the board of directors determining, in its sole discretion, that a reverse stock split is necessary for the Company to comply with the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5450(a)(1), to effect a reverse stock split (i.e., a consolidation of share capital under Irish law) whereby every 10 ordinary shares of $0.01 (nominal value) each in the authorized and unissued and authorized and issued share capital of the Company be consolidated into 1 ordinary share of $0.10 (nominal value) each, and the subsequent reduction in the nominal value of the ordinary shares in the authorized and unissued and authorized and issued share capital of the Company from $0.10 each to $0.01 each, was approved.

For	Against	Abstain
72,968,843	26,323,697	401,337

Item 9.01. Financial Statements Exhibits.

(d) Exhibits

99.1	2020 Share Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: July 29, 2020	By:	/s/ Gary Sender
Gary Sender
Chief Financial Officer